Net investment income (Details) - GBP (£) £ in Millions		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017
6. Net investment income
Net gains from financial assets mandatorily at fair value		£ 218	£ 172		£ 0
Net gains from disposal of debt instruments at fair value through other comprehensive income		454	131		0
Net gains/(losses) from disposal of financial assets and liabilities measured at amortised cost		(38)	(20)		86
Dividend income		0	55		48
Net gains/(losses) on other investments		(214)	56		(14)
Net gains from financial instruments designated at fair value	[1]	0	0		281
Net gains from disposal of available for sale investments	[2]	0	0		298
Net investment income		£ 420	£ 394	[3]	£ 699	[3],[4]

[1]	Following the adoption of IFRS 9 in 2018 , available for sale classification is no longer applicable.
[2]

Following the adoption of IFRS 9 in 2018, gains or losses on financial assets designated at fair value to eliminate or reduce an acc oun ting mismatch are recognised in net trading income lines.

b Following the adoption of IFRS 9 in 2018 , available for sale classification is no longer applicable.

[3]

From 2019, due to an IAS 12 update, the tax relief on payments in relation to equity instruments has been recognised in the tax charge of the income statement, whereas it was previously recorded in retained earnings. Comparatives have been restated, reducing the tax charge for 2018 by £ 175 m and 2017 by £ 174 m. This change does not impact earnings per share or return on average tangible shareholders’ equity. Further detail can be found in Note 1

[4]

Following the sale of the UK banking business on 1 Apr il 2018 by the Group, the continuing operations for 2017 have been restated to disclose the UK banking business as a discontinued operation. Further detail on the discontinued operations can be found in Note 39